Vanguard Variable Insurance Fund International Portfolio

Supplement to the Prospectus and Summary Prospectus Dated April 30, 2014

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”:

Portfolio Managers

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford) and Head of Global Equities. He has managed a portion of the Portfolio since 2003 (co-managed since 2013).

Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford). He has co-managed a portion of the Portfolio since 2013.

Charles Anniss, CFA, Portfolio Manager at M&G. He has managed a portion of the Portfolio since October 2014.

Simon Webber, CFA, Portfolio Manager at Schroders. He has managed a portion of the Portfolio since 2009.

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Prospectus Text Changes

The following replaces similar text under the heading Investment Advisors:

The managers primarily responsible for the day-to-day management of the International Portfolio are:

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford) and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Portfolio since 2003 (co-managed since 2013). Education: B.A., University College, Oxford; Diploma, Bologna Center of The Johns Hopkins University; M.A., Carleton Ottawa University.

Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford). He has worked in investment management with Baillie Gifford since 1999, has managed investment portfolios since 2001, and has co-managed a portion of the Portfolio since 2013. Education: M.A., University of Edinburgh.

Charles Anniss, CFA, Portfolio Manager at M&G. He has been with M&G since 2000, has worked in investment management since 2003, has managed investment portfolios since 2006, and has managed a portion of the Portfolio since October 2014. Education: B.A., Bristol University.

Simon Webber, CFA, Portfolio Manager at Schroders. He has worked in investment management for Schroders since 1999, has managed assets since 2001, and has managed a portion of the Portfolio since 2009. Education: B.Sc., University of Manchester.

CFA® is a trademark owned by CFA Institute.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 110 102014

Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information Dated April 30, 2014

Important Changes to Vanguard Variable Insurance Fund International Portfolio

In the Investment Advisory Services section, the following replaces the text for M&G Investment Management Limited under “IV. International Portfolio” beginning on page B-58:

B. M&G Investment Management Limited (M&G)

M&G is a wholly owned subsidiary of Prudential plc (an English insurance company not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States). M&G, founded in 1931, launched Great Britain’s first unit trust (mutual fund).

1. Other Accounts Managed

Charles Anniss manages a portion of the International Portfolio; as of December 31, 2013, the Portfolio held assets of $2.3 billion. As of August 31, 2014, Mr. Anniss also managed two other pooled investment vehicles with total assets of $491.5 million (advisory fees not based on account performance).

2. Material Conflicts of Interest

At M&G, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-U.S. collective investment schemes, insurance companies, and segregated pension funds. M&G manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. M&G has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

3. Description of Compensation

Mr. Anniss is compensated in line with standard M&G practice, which is outlined in this section. M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people’s value as well as their outputs. Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain, and motivate. M&G believes it is also important to ensure that in total the components are coherent and relate appropriately to each other, delivering the reward levels that M&G wants to make available for different levels of performance. The components are as follows:

  Base pay is used to reward inputs, reflecting the values of people’s knowledge, skills, aptitudes, and track records. It progresses in line with personal growth, general contribution, and potential.
  Bonus payment levels are closely aligned with “outputs” (chiefly investment performance but also other results) such as asset accumulation. Bonuses are discretionary, variable year-on-year, and reflect personal, team, and company performance. Depending on the portfolio’s objective, M&G uses either a representative index or a representative group of competitor funds as a benchmark against which to measure performance. In the case of the International Portfolio, the performance factor of the portfolio manager’s bonus is dependent on the Portfolio’s performance over one- and three-year periods compared with a representative benchmark index. The actual bonus, which is paid on an annual basis, may be up to a multiple of base salary, depending on the achieved percentile ranking in this peer group over these time periods.
  M&G’s long-term incentive plan, combining phantom equity and options over phantom equity in M&G, is designed to provide a meaningful stake in the future growth of the company’s value to those who play a significant role in its growth. The long-term incentive plan consists of phantom shares, normally awarded on an annual basis, with each award having a three-year performance cycle. The value of an award at vesting, and consequently the payment a participant receives, is dependent on its initial value and the change in operating profit for the M&G Retail business over the performance cycle. While the exit price is based on actual business performance, the shares awarded are phantom shares as M&G is not a listed company.
  The method used to determine the compensation for portfolio managers who are responsible for the management of multiple accounts is the same for all funds.

In addition, the portfolio manager is eligible for the standard retirement benefits and health benefits generally available to all M&G employees.

M&G’s remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 64C 102014